SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 24, 2001



                                 PPL Corporation
                                 ---------------
             (Exact Name of Registrant as Specified in Its Charter)


       Pennsylvania                  1-11459                     23-2758192
State or other jurisdiction        (Commission                 (IRS Employer
  of Incorporation)                File Number)              Identification No.)


           Two North Ninth Street, Allentown, Pennsylvania 18101-1179
           ----------------------------------------------------------
                    (Address of principal executive offices)


       Registrant's Telephone Number, including Area Code: (610) 774-5151
                                                           --------------

Item 5.  Other Events

          On October 24, 2001, PPL Corporation (PPL) issued a press release announcing third-quarter 2001 earnings of $1.04 per share. PPL also confirmed that it still forecasts earnings in excess of $4.00 per share for 2001. In addition, PPL revised its prior earnings forecast for 2002. For 2002, PPL now forecasts little, if any, change from the level of earnings per share currently forecast for 2001. The change from the previous 2002 forecast of $4.55 to $4.65 per share is essentially due to the significant decline in wholesale energy margins, offset by reductions in operating and financing costs. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

         (c)  Exhibits

              99.1  -  Press Release, dated October 24, 2001, regarding
                       PPL Corporation's earnings for the third quarter 2001, and earnings forecasts for 2001, 2002.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PPL CORPORATION

                                        By:  /s/ John R. Biggar
                                            ------------------------------------
                                            John R. Biggar
                                            Executive Vice President and
                                            Chief Financial Officer

Dated:  October 24, 2001